October 24, 2013

Third Quarter 2013 Review

Peter S. Kraus
Chairman & Chief Executive Officer

John C. Weisenseel
Chief Financial Officer

AllianceBernstein

Cautions Regarding Forward-Looking Statements

Certain statements provided by management in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AllianceBernstein cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AllianceBernstein undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see "Risk Factors" and "Cautions Regarding Forward-Looking Statements" in AllianceBernstein's Form 10-K for the year ended December 31, 2012 and subsequent Forms 10-Q. Any or all of the forward-looking statements made in this presentation, Form 10-K, Form 10-Qs, other documents AllianceBernstein files with or furnishes to the SEC, and any other public statements issued by AllianceBernstein, may turn out to be wrong. It is important to remember that other factors besides those listed in "Risk Factors" and "Cautions Regarding Forward-Looking Statements," and those listed below, could also adversely affect AllianceBernstein's financial condition, results of operations and business prospects.

The forward-looking statements referred to in the preceding paragraph include statements regarding:

- ***The pipeline of new institutional mandates not yet funded:*** Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times currently anticipated, or that mandates ultimately will not be funded.

- ***The possibility that AllianceBernstein will engage in open market purchases of Holding Units to help fund anticipated obligations under our incentive compensation award program:*** The number of Holding Units AllianceBernstein may decide to buy in future periods, if any, to help fund incentive compensation awards is dependent upon various factors, some of which are beyond our control, including the fluctuation in the price of a Holding Unit and the availability of cash to make these purchases.

- ***Our anticipation that cumulative write-offs relating to our global real estate consolidation program targeting approximately 510,000 square feet of office space will remain in our previously announced range of $225 million to $250 million:*** Any charges we record are based on our current assumptions regarding sublease marketing periods, costs to prepare the properties to market, market rental rates, broker commissions and subtenant allowances/incentives, all of which are factors largely beyond our control. If our assumptions prove to be incorrect, we may be forced to record additional charges beyond our previously announced range of $225 million to $250 million.

Peter S. Kraus

Chairman & Chief Executive Officer

Firmwide Overview: Third Quarter 2013

In US $ Billions


Gross Sales
$18.7
$23.3
3Q13
2Q13
$18.7
$21.4
3Q13
3Q12
Net Flows
$(4.8)
$0.2
3Q13
2Q13
$(4.8)
$(4.4)
3Q13
3Q12
End of Period AUM
$445.2
$434.6
3Q13
2Q13
$445.2
$418.9
3Q13
3Q12
Average AUM
$439.9
$445.9
3Q13
2Q13
$439.9
$411.0
3Q13
3Q12

Asset Flows by Distribution Channel: Quarterly Trend

In US $ Billions



Gross Sales
Gross Redemptions
Net Flows
5.2
15.2
1.0
5.0
(1.7)
(2.7)
(7.7)
(10.2)
(12.9)
6.7
16.4
1.0
2.9
5.3
(3.2)
(3.8)
(4.2)
(11.1)
7.3
3.3
14.6
0.2
1.8
(0.9)
(4.0)
(2.7)
(14.4)
7.7
4.7
14.4
1.2
(1.3)
(3.0)
(3.2)
(2.5)
(17.6)
4.5
12.4
1.8
(0.7)
(3.5)
(0.6)
(2.5)
(8.0)
(13.0)
Inst. Ret. P.C.
Inst. Ret. P.C.
Inst. Ret. P.C.
Inst. Ret. P.C.
Inst. Ret. P.C.
3Q 12
4Q 12
1Q 13
2Q 13
3Q 13

Total	3Q 12	4Q 12	1Q 13	2Q 13	3Q 13
Gross Sales	$21.4	$24.1	$23.7	$23.3	$18.7
Gross Redemptions	$(25.8)	$(19.1)	$(21.1)	$(23.1)	$(23.5)
Net Flows	$(4.4)	$5.0	$2.6	$0.2	$(4.8)

Institutional Highlights

Net Flows Turned Negative in 3Q13


$B
5.2
6.7
7.3
7.7
4.5
3.3
4.7
2.9
(3.8)
(4.0)
(3.0)
(3.5)
(8.0)
(7.7)
(12.9)
3Q12
4Q12
1Q13
2Q13
3Q13
Gross Sales
Gross Redemptions
PPIP(1)
Net Flows

Diverse Pipeline* by Service and Region


By Service
Index
Fixed Income
Equity
6%
14%
49%
31%
Alts / Multi-Asset
By Region
North America
19%
45%
36%
Asia
EMEA

Pipeline* Activity Subdued During 3Q13


$B
4.8
4.7
End 2Q13
End 3Q13

% Change vs. Prior 4-Qtr Avg.
Fundings: (61)%
Additions: (55)%
Pass Through: 0%

New Additions** Across Asset Classes in 3Q13

Fixed Income

Global / European Fixed Income	$635M
Short Duration High Yield	$200M
Global Credit	$160M
US Investment Grade	$75M

Equity / Alts / Multi-Asset

Factor Funds	$200M
Global Equity Passive	$160M
Commodities	$100M

(1)Liquidation completed of the Public Private Investment Partnership (PPIP) fund, which accounted for $1.8B in Institutional outflows in 3Q12.
*Assets awarded and pending funding as of September 30, 2013. **Represents significant pipeline activity; not comprehensive.

Fixed Income: Long-Term Opportunity Intact Despite Recent Volatility

After Taper Surprise, Treasury Yields Stabilized in 3Q


US 10-Year Treasury Yields (%)
3.0
2.5
2.0
1.5
1.0
Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13

Fund Redemptions Concentrated in "Core" Bond Funds


Taxable Bond US Mutual Fund Flows ($B)
50
25
0
(25)
(50)
Total ex-Intermediate Term Bond
Intermediate Term Bond
Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13

Credit Likely to Outperform When Rates Rise...


Munis
Taxable
≥ 50bps incr.
≥ 50bps incr.
≥ 30bps / ≥ 75 bps incr.
93
18
71
81
51
74
BBB vs. AAA
HY vs. 10-Yr
BBB vs. 10-Yr
One Month
One Year

...And Our Fixed Income Platform is Positioned Well


Liquid Markets 2%
Other 1%
Total Fixed Income AUM: $258B
Passive 4%
Private Placements 4%
Non-US Regional 4%
US Mutlisector 5%
Global Strategies 33%
High Income
Municipals 12%
Insurance Clients
EM Debt 5%
Credit 30%

Likelihood of outperformance when rates rise measures the frequency with which each bond class outperformed when Treasury yields rose by at least 50bps over the one month and one year periods, respectively, for BBB vs. AAA and HY vs. 10-Yr and when Treasury yields rose by at least 30bps for the one month period and at least 75bps for the one year period (one standard deviation) for BBB vs. 10-Yr. Returns for munis are 10-Yr constant maturity AAAs and BBBs. Returns used for taxables are Barclays US HY Index, Barclays BBB Corporate Index and Barclays US Treasury 7-10 year index. As of September 30, 2013; Source: Morningstar, Municipal Market Data Corp., U.S. Treasury Department and Strategic Insight Simfund.

Fixed Income Investment Performance

	Relative Performance Through 9/30/13 (%)				
US:	3Q13	YTD13	1 Year	3 Year	5 Year
Strategic Core Plus	0.1	(0.1)	0.5	0.6	2.1
Core Fixed Income	0.0	0.0	0.3	0.4	1.4
High Yield	0.2	1.3	1.8	0.5	1.8
Diversified Yield Plus	0.2	(0.1)	1.9	3.2	4.5
US Income	0.2	0.3	2.0	2.7	4.2
Insurance – US Bond	0.2	0.5	0.9	0.4	0.9
TIPS – Plus	0.2	(0.1)	0.5	1.1	3.0
Unconstrained Bond	0.9	(0.2)	0.4	N/A	N/A
Global:					
Global High Income	0.8	6.3	6.8	3.4	4.1
Global Fixed Income	(0.4)	(0.9)	(0.6)	2.1	2.1
Global Plus	(0.4)	(0.6)	(0.4)	0.5	1.2
Global Aggregate	(0.2)	(0.1)	0.1	0.8	1.7
Non-US Regional:					
Canada Core Plus	0.1	(0.5)	0.0	0.6	1.7
UK Core Plus	0.0	0.3	0.9	1.0	2.1
Euro Income	0.6	0.5	1.8	1.8	1.7
Euro High Yield	0.7	0.6	1.4	1.7	N/A
Emerging Markets Debt	(0.0)	0.1	0.7	0.4	2.1

Benchmarks: Strategic Core Plus, Core Fixed Income, US Income – Barclays Capital US Aggregate; High Yield – Barclays Capital US High Yield 2% Issuer Cap; Diversified Yield Plus – Sterling 3 Month LIBOR; Insurance US Bond – Insurance Custom Index; TIPS Plus – Barclays Capital US Treas. Inflation Notes; Unconstrained Bond – BofA Merrill Lynch US Treasuries (3M); Global High Income - 33% Barclays High Yield, 33% JPM EMBI Global and 33% JPM GBI-EM; Global Fixed Income – Citigroup WGBI; Global Plus, Global Aggregate – Barclays Capital Global Aggregate; Canada Core Plus – DEX Canadian Bond Overall Index; UK Core Plus - Barclays Sterling Aggregate (10/1/08-10/31/11) and BofA Merrill Lynch Sterling Non Gilts All Stocks (11/1/11-9/30/13); Euro Income – 65% BC Euro Agg/35% BC Pan-Euro HY 2% Constraint; Euro High Yield – Barclays Capital EURO HY 2% Cap; Emerging Markets Debt - JPM EMBI Global. Preliminary performance as of 9/30/13; annualized and gross of fees.

Equities Investment Performance

	Relative Performance Through 9/30/13 (%)				
US:	3Q13	YTD13	1 Year	3 Year	5 Year
US Small Cap Value	0.9	6.2	8.4	4.1	6.5
US SMID Cap Value	1.4	4.7	7.0	0.3	2.4
US Strategic Value	1.3	6.2	9.1	(1.5)	(0.7)
US Small Cap Growth	2.1	2.3	(0.4)	5.0	5.2
US SMID Cap Growth	2.1	1.9	0.6	3.5	4.9
US Large Cap Growth	3.3	3.0	2.7	0.6	(0.7)
Select US Equity	(1.1)	0.3	1.4	2.2	4.3
Global / International:					
Global Value	1.9	5.7	10.1	(2.3)	(2.6)
Global Active Low Vol	3.4	5.4	7.5	N/A	N/A
Global REIT	(0.1)	1.2	3.3	0.7	0.9
International Value	0.0	0.8	2.2	(3.3)	(3.5)
International Discovery	(1.9)	2.6	5.1	3.7	N/A
Emerging Markets Value	1.7	(4.1)	(3.3)	(3.8)	(1.7)
Emerging Markets Growth	1.8	5.1	6.5	0.8	(0.5)
Non-US Regional:					
Australian Value	3.5	3.4	10.0	0.5	0.8
Japan Strategic Value	(2.6)	(2.8)	0.7	(2.1)	0.8
Asia ex Japan Value	(1.4)	(5.9)	(1.1)	(3.1)	2.4

Benchmarks: US Small Cap Value – Russell 2000 Value; US SMID Cap Value – Russell 2500 Value; US Strategic Value – Russell 1000 Value; US Small Cap Growth – Russell 2000 Growth; US SMID Cap Growth – Russell 2500 Growth; US Large Cap Growth – Russell 1000 Growth; Select US Equity – S&P 500; Global Value – MSCI World, Global Active Low Vol – MSCI World Minimum Volatility; Global REIT – FTSE EPRA/NAREIT Developed Real Estate; International Value – MSCI EAFE; International Discovery – MSCI ACWI SMID ex-US; Emerging Markets Value, Emerging Markets Growth – MSCI EM; Australian Value – S&P ASX 300; Japan Strategic Value – TOPIX; Asia ex Japan Value – MSCI AC Asia ex Japan. Preliminary performance as of 9/30/13; annualized and gross of fees.

Equities: An Early-Stage Deep Value Recovery Points to Many Opportunities

We Are One Year into a Deep Value Cycle...

Duration of Value Cycles: 1971 – 2013[1]



Value Cycles
Start Date
1 Dec 1971
Sep 1979
2 Mar 1981
Jun 1986
3 Sep 1987
Sep 1989
4 Mar 1991
Sep 1995
5 Sep 1996
Dec 1997
6 Jun 2000
Jun 2007
7 Mar 2009
Sep 2010
8 Sep 2012
Average = 1¾ Years
Average = 4¼ Years
3 2 1 0 1 2 3 4 5 6 7 8
Number of Years
Underperformance of Low P/B and P/E
Outperformance of Low P/B and P/E

...And the Potential is Great from Here

Global Stocks: Highest vs. Lowest P/B Spreads[2]



Ratio (x)
10
8
6
4
65 71 77 83 89 95 01 07 13
Tech Bubble (Truncated)
Global Financial Crisis
May 2012 Peak: 8.9
12%
Today: 8.4
88%
Typical Trough: 4.6

Stocks Are More Attractive Than At Prior Peaks

	March 2000	October 2007	September 2013
	Cheaper Valuations		
Forward P/E*	25.5	15.0	14.2
	Higher Quality		
Forward EPS*	$60	$103	$115
Net Debt** / Equity (%)	31	61	29

(1)Value cycles defined as at least three quarters of rolling one-year outperformance or underperformance of the average return of the cheapest quintiles sorted by price/book value and price/earnings factors vs. MSCI World, hedged to USD. (2)The difference between the highest and lowest quintiles of stocks in the Bernstein global large-cap universe based on price/book (P/B) value; rolling three-month average. *Next 12 months. **Total debt less cash and cash equivalents. As of September 30, 2013; Source: Bloomberg, Center for Research in Security Prices and S&P.

Retail Highlights

3Q13 Sales Slowed, but Redemptions Stabilized



$B
15.2
16.4
14.6
14.4
12.4
5.0
5.3
0.2
(3.2)
(0.6)
(10.2)
(11.1)
(14.4)
(17.6)
(13.0)
3Q12
4Q12
1Q13
2Q13
3Q13
Gross Sales
Gross Redemptions
Net Flows

Improved GHY & AIP Redemptions Lowered Overall Rate*



Retail Redemption Rate (%); Annualized
50
40
30
20
3Q12
4Q12
1Q13
2Q13
3Q13
Change in GHY / AIP Redemption Rate*
2Q13 / 1Q13: +22 ppts
3Q13 / 2Q13: (23) ppts

New Offerings Greater Percentage of Gross Sales



Sales of New Offerings
YTD'13 / YTD'12: +85%
13%
23%
YTD '12
YTD '13

3Q13 Milestones

- Gross Sales Pacing 2012's Record Year
  - 3Q13 is 7th consecutive $10B+ gross sales quarter
  - $41.4B in gross sales through September
    - Best year-to-date since 2000
- Asset Gathering Momentum for New Offerings
  - Select Equity Long Only and Long / Short have raised $5B+ in AUM
    - Record quarterly asset raise for Long / Short of $360M+ in 3Q13
  - Limited Duration High Income (US) and Short Duration High Yield (Lux) combined AUM nearing $1B at 2-yr mark

*Redemption rate based on (Redemptions + Cash Flows)/Beginning of Period AUM; Annualized.

Private Client Highlights

Greater Stability in Our Private Client Business


$B
1.0
1.0
1.8
1.2
1.8
(1.7)
(3.2)
(0.9)
(1.3)
(0.7)
(2.7)
(4.2)
(2.7)
(2.5)
(2.5)
3Q12
4Q12
1Q13
2Q13
3Q13
Gross Sales
Gross Redemptions
Net Flows

- Nearly 40% sequential increase in gross sales
- Net outflows down 40% sequentially
  - Lowest net outflow quarter since 1Q11
- Stable and productive FA base
  - No principal departures YTD
- Clients responding well to broader product set and improved equity performance
  - Strong first year for Fund-of-Hedge-Funds RIC
  - Introduction of new European Opportunities Fund well received

The Bernstein Approach: Smart, Timely and Innovative

Fund-of-Hedge-Funds RIC Performance*


RIC
HFRI FoF Composite
2.2%
1.8%
11.0%
6.6%
3Q13
1-Yr

- Take up of $700M at first anniversary
- 50%+ attach rate to eligible new accounts
- Increasingly a central feature to core advice model

*Performance is net of fees and expenses.
All figures as of September 30, 2013. Source: AllianceBernstein, HFRI

Enhancing Client Offering with New Solutions and Products


2010
Dynamic Asset Allocation
Public Private Investment Partnership (PPIP) fund
2012
Strategic Equities
Fund-of-Hedge-Funds RIC
2011
Real Assets
Bond Inflation
Real Estate Opportunities Fund
2013
AB Securitized Assets (ABSA)
European Opportunities Fund
Targeted Solutions
Solution
Product

Bernstein Research Services Highlights

Revenues: Seasonal Slowdown from 2Q13, but Strong Growth vs. 3Q12

Bernstein Research Services Revenues ($M)



% Change
3Q13 / 3Q12: +6%
3Q13 / 2Q13: (7)%
101
115
107
3Q12
2Q13
3Q13

Change in Global Industry Trading Volumes (%)



53
15
(5)
(11)
(6)
(29)
US
Europe
Asia
3Q13 / 3Q12
3Q13 / 2Q13

Global Research Recognition and Growth

- **US**
  - Another strong showing in annual *Institutional Investor* All-America survey
    - Maintained #7 overall and #6 weighted basis rankings
    - Five analysts ranked #1
- **Europe**
  - Record participation in 10th Annual Pan-European Strategic Decisions Conference
    - Attendance of nearly 950 clients, up 45%
    - 65 executives presented, up 60%
    - Company meetings attended by more than 2,100 clients, up 45%
- **Asia**
  - Consumer Goods analyst launched coverage during quarter
    - 12th analyst to start publishing, up from 8 a year ago

*US: NYSE and Nasdaq shares traded; Europe: Value traded (Source: FESE - Federation of European Stock Exchanges); Asia: Combined value traded for Hong Kong and Japan (Source: Bloomberg)

Progress on Our Strategy in 3Q13

Firmwide Initiative	Progress

Improve investment performance and deliver for clients	■ Maintained our Fixed Income investment performance premiums for 1-, 3- and 5-yr periods
	  ■ Notable strength in US, European and Global High Income
	■ Building better track records in Equities
	  ■ Global and US Strategic Value and US Large Cap and Emerging Market Growth beat their benchmarks for the YTD and 1-yr
	  ■ Small / SMID Cap Value, Select US Equity and Australian Value 1-, 3- and 5-yr outperformers

Diversify our business across channels, investment services and geographies	■ YTD annualized RFP activity on pace with strong 2012 ■ Notable strength in Select US Equity, EM Fixed Income and Global / Global Plus Bond ■ YTD Institutional gross sales up triple-digits in Japan and double-digits in EMEA and Americas ■ YTD Retail gross sales up double-digits in EMEA and Americas ■ W.P. Stewart acquisition underway brings strong track records in concentrated growth strategies ■ Asia sell-side revenues up +85% YTD; European sell-side revenues up +15% YTD
Develop innovative new products and services to meet clients' evolving needs	■ New flexible multi-strategy credit offering dynamically manages credit risk through market cycles ■ New factor-based, multi-asset offering exploits the return opportunities of shifting market factors ■ European Opportunities offering launched in 3Q targets multiple themes in a Europe recovery ■ New Retail offerings a greater share of YTD sales and up +85% vs. 2012 ■ At 1-yr mark, Private Client fund-of-hedge-funds RIC has outperformed; $700M take-up to-date

Achieve greater operating leverage and better financial results	■ Focused on expense management and margin
	  ■ 3Q adjusted operating margin of 22.6%, up 2.4 ppts year-over-year
	  ■ Tight rein on promotion and servicing, G&A and comp expense YTD

John C. Weisenseel

Chief Financial Officer

Financial Highlights: Third Quarter 2013

In US $ Millions



Adjusted Revenues
$580
$598
3Q13
2Q13
$580
$574
3Q13
3Q12
Adjusted Expenses
$449
$465
3Q13
2Q13
$449
$458
3Q13
3Q12
Adjusted Operating Margin
22.6%
22.2%
3Q13
2Q13
22.6%
20.2%
3Q13
3Q12
Adjusted EPU
40¢
41¢
3Q13
2Q13
40¢
36¢
3Q13
3Q12

Please refer to pages 37-39 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Third Quarter 2013 GAAP to Adjusted Reconciliation

In US dollar millions		Adjustments					
	GAAP	Distribution-Related Payments	Pass Through Expenses	Long-Term Inc. Compensation MTM	Venture Capital Fund	Real Estate Charges	Adjusted (Non-GAAP)
Net Revenues	$ 706	$ (112)	$ (7)	$ (5)	$ (2)	$ -	$ 580
Operating Expenses	597	(112)	(7)	(5)	-	(24)	449
Operating Income	**$ 109**	**$ -**	**$ -**	**$ -**	**$ (2)**	**$ 24**	**$ 131**
Operating Margin	**15.2%**						**22.6%**
Holding EPU	**$ 0.32**						**$ 0.40**

- Distribution-Related Payments, including the amortization of deferred sales commissions, typically represent the largest adjustment made to both GAAP net revenues and operating expenses
- Pass Through Expenses are incurred primarily through our transfer agency and are reimbursed and recorded as fees in GAAP revenues. We also exclude sub-advisory payments to third parties against advisory fees earned.
- Long-term incentive compensation mark-to-market (MTM) gains and losses, and dividends and interest associated with employee long-term incentive compensation-related investments, are excluded from net revenues and operating expense
- Venture Capital Fund revaluation gains and losses relating to the 90% non-controlling interest are excluded from net revenues
- Real Estate charge recorded in 3Q is related to new write-offs and true-ups of previous write-offs

Please refer to pages 37-39 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Third Quarter 2013 Adjusted Income Statement

- Adjusted Operating Income decreased 2% sequentially and increased 13% versus the prior year quarter
  - Sequentially, driven by Revenue decrease slightly in excess of Operating Expense decrease
  - Versus prior year, Revenues increased while Operating Expenses declined
- Adjusted EPU and distribution of 40 cents for 3Q13

In US dollar millions (except EPU)	3Q 2013	2Q 2013	% Δ	3Q 2012	% Δ
Adjusted Net Revenues	$ 580	$ 598	(3%)	$ 574	1%
Adjusted Operating Expenses	449	465	(3%)	458	(2%)
Adjusted Operating Income	131	133	(2%)	116	13%
Adjusted Operating Margin	22.6%	22.2%		20.2%	
AB Holding Adjusted Diluted Net Income Per Unit	**$0.40**	**$0.41**	**(2%)**	**$0.36**	**11%**
AB Holding Distribution Per Unit	**$0.40**	**$0.41**	**(2%)**	**$0.36**	**11%**

Please refer to pages 37-39 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Third Quarter 2013 Adjusted Revenues

- The sequential decrease in Base Fees is due primarily to a decrease in Retail; the 6% increase versus the prior year quarter is due primarily to increased Retail average AUM
- Performance fees are down sequentially due primarily to fees realized on one of our equity offerings in 2Q13, and down versus the prior year quarter due to PPIP performance fees recognized in 3Q12
- Bernstein Research Services revenues decreased 7% sequentially due to seasonal trading volume declines, while the 6% increase versus the prior year quarter is due to an increase in client activity in Asia and Europe

Adjusted Revenues (in US dollar millions)	3Q 2013	2Q 2013	% Δ	3Q 2012	% Δ
Base Fees	$ 449	$ 454	(1%)	$ 424	6%
Performance Fees	1	5	(80%)	22	(95%)
Bernstein Research Services	107	115	(7%)	101	6%
Net Distribution	2	(1)	n/m	-	100%
Investment Gains (Losses)	-	1	(100%)	4	(100%)
Other Revenues	22	25	(12%)	24	(8%)
Total Revenues	**581**	**599**	**(3%)**	**575**	**1%**
Less: Interest Expense	1	1	0%	1	0%
Adjusted Net Revenues	**$ 580**	**$ 598**	**(3%)**	**$ 574**	**1%**

Please refer to pages 37-39 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Third Quarter 2013 Adjusted Operating Expenses

- Adjusted Compensation Ratio was 50.0% for 2013; 50.2% in 3Q12
- Total Compensation & Benefits decreased 3% sequentially but increased 1% versus the prior year quarter, in line with adjusted revenues for both time periods
- Promotion & Servicing expenses decreased 16% sequentially due primarily to lower marketing costs, T&E and trade execution. Costs are flat versus 3Q12.
- G&A expenses are flat sequentially. The 11% decline versus 3Q12 is due primarily to occupancy savings and lower Technology-related expenses.

Adjusted Operating Expenses (in US dollar millions)	**3Q 2013**	**2Q 2013**	**% Δ**	**3Q 2012**	**% Δ**
Compensation & Benefits					
Base Compensation	$ 97	$ 99	(2%)	$ 98	(1%)
Incentive Compensation	122	125	(2%)	122	0%
Commissions, Fringes & Other	78	81	(4%)	74	5%
Total Compensation & Benefits	**297**	**305**	**(3%)**	**294**	**1%**
Promotion & Servicing	41	49	(16%)	41	0%
General & Administrative	104	104	0%	117	(11%)
Other	7	7	0%	6	17%
Total Adjusted Operating Expenses	**$ 449**	**$ 465**	**(3%)**	**$ 458**	**(2%)**

Please refer to pages 37-39 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Third Quarter 2013 Adjusted Operating Results

- Adjusted Operating Income declined by 2% sequentially due to revenue declines outpacing expense declines; the 13% increase versus 3Q12 is due to higher revenues paired with lower expenses
- Adjusted Margin increased to 22.6%, from 22.2% in 2Q13 and 20.2% in 3Q12

In US dollar millions (except EPU)	3Q 2013	2Q 2013	% Δ	3Q 2012	% Δ
Adjusted Operating Income	**$ 131**	**$ 133**	**(2%)**	**$ 116**	**13%**
Adjusted Operating Margin	**22.6%**	**22.2%**		**20.2%**	
AB Holding Adjusted Diluted Net Income Per Unit	**$ 0.40**	**$ 0.41**	**(2%)**	**$ 0.36**	**11%**

Please refer to pages 37-39 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Q & A

APPENDIX

Institutional Equity: Relative Performance

Institutional Equity Composites vs. Benchmarks

Service	3Q 2013	Periods Ended September 30, 2013 One Year	Three Years	Five Years	Ten Years	Benchmark
Value						
Emerging Markets Value	1.4	(4.4)	(4.9)	(2.9)	(1.1)	MSCI EM
Global Value	1.7	9.1	(3.2)	(3.4)	(2.0)	MSCI World
International Value	(0.2)	1.2	(4.1)	(4.3)	(1.9)	MSCI EAFE
US Small & Mid Cap Value	1.2	5.8	(0.8)	1.4	1.0	Russell 2500 Value
US Strategic Value	1.0	7.9	(2.6)	(1.6)	(2.8)	Russell 1000 Value
Growth						
US Small Cap Growth	1.8	(1.7)	3.7	4.1	2.2	Russell 2000 Growth
US Large Cap Growth	3.1	1.8	(0.4)	(1.6)	(0.8)	Russell 1000 Growth
Blend / Other						
Select US Equity	(1.3)	0.2	0.8	2.7	N/A	S&P 500
International Style Blend - Developed	(0.5)	(0.3)	(3.2)	(3.5)	N/A	MSCI EAFE - NDR

Performance is preliminary and as of September 30, 2013.
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Institutional Fixed Income: Relative Performance

Institutional Fixed Income Composites vs. Benchmarks*

Service	3Q 2013	Periods Ended September 30, 2013: One Year	Three Years	Five Years	Ten Years	Benchmark
Global High Income	0.8	6.6	3.1	3.7	1.4	33% Barclays High Yield, 33% JPM EMBI Global and 33% JPM GBI-EM
Global Fixed Income	(0.5)	(0.9)	1.8	1.8	1.1	Citigroup WGBI - Unhedged
US Strategic Core Plus	0.0	0.3	0.4	1.9	0.8	Barclays Capital US Aggregate Index
Emerging Market Debt	(0.1)	0.3	0.0	1.7	1.1	JPM EMBI Global
Global Plus	(0.5)	(0.6)	0.2	1.0	0.2	Barclays Capital Global Aggregate Index

Performance is preliminary and as of September 30, 2013.
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The benchmarks listed are the current benchmarks for the investment service—certain benchmarks have evolved over time and therefore are time blended.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Retail Equity: Relative Performance

Retail Mutual Funds vs. Lipper Averages

Service	3Q 2013	Periods Ended September 30, 2013 One Year	Three Years	Five Years	Ten Years	Lipper Average
Value						
International Value	0.5	3.5	(3.4)	(4.4)	(2.6)	International Large Cap Value
Growth & Income	(0.2)	3.5	3.5	1.5	(0.1)	Large-Cap Core
Discovery Value	0.5	3.3	(0.2)	0.8	1.3	Mid Cap Value
U.S. Value	(0.3)	4.0	0.1	(1.5)	(2.0)	Large Cap Value
Global Value	2.2	6.9	(2.1)	(4.7)	(2.4)	Global Multi-Cap Value
Growth						
Global Thematic Growth	2.7	(2.6)	(6.3)	(1.4)	(2.3)	Global Multi-Cap Growth
International Growth	(2.2)	(5.7)	(3.1)	(2.0)	0.0	International Multi-Cap Growth
Large Cap Growth[(1)]	1.4	0.8	2.6	4.6	1.4	Large Cap Growth
Emerging Markets Growth	1.8	2.4	0.1	(1.7)	(1.3)	Equity Emerging Mkts Global
Growth[(1)]	0.6	(1.5)	0.1	0.0	(0.6)	Large Cap Growth
Discovery Growth	3.1	4.8	5.7	4.9	1.4	Mid Cap Growth

(1)Performance figures other than 3Q13, One Year and Three Year positively affected by class action settlement proceeds. As of September 30, 2013. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Retail Fixed Income: Relative Performance

Retail Fixed Income Funds vs. Lipper Averages

Service	3Q 2013	One Year	Three Years	Five Years	Ten Years	Lipper Average
		Periods Ended September 30, 2013				
Global High Yield Portfolio	(2.2)	(3.2)	0.0	2.1	1.4	Bond Global High Yield
American Income Portfolio	(0.3)	(0.2)	1.8	3.6	2.3	Bond USD
Global Bond	(1.7)	0.1	0.1	0.6	1.4	Global Income
High Income	(0.5)	0.8	0.6	3.3	3.1	High Yield

As of September 30, 2013. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges. The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Private Client: Absolute Performance

Service	3Q 2013	Periods Ended September 30, 2013 One Year	Three Years	Five Years	Ten Years
Fully Diversified Simulation*	4.0	11.6	6.7	5.3	5.0
S&P 500	5.2	19.3	16.3	10.0	7.6
MSCI World Index - Net	8.2	20.2	11.8	7.8	7.6
Lipper Short/Int Blended Muni Fund Avg	0.3	(1.2)	2.0	3.7	2.8

Performance is preliminary and as of September 30, 2013.
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The Fully Diversified 60% stocks/40% bonds (simulation) is meant to be illustrative of the value generated by the "total solution" approach AllianceBernstein encourages for most clients: a diversified allocation across investment portfolios of varying types aimed at optimizing return and volatility over time. The Bernstein Fully Diversified Portfolio is composed of specific proportions of each of the products that follow, which were included in the simulation as of the following dates: Strategic Value—January 1, 1983 (Strategic Value was removed from the simulation on June 30, 2012); Strategic Growth—January 1, 1983 (ACM Large Cap Growth used as a proxy for Strategic Growth through December 31, 2000; Strategic Growth used thereafter until it was removed from the simulation on June 30, 2012); Strategic Equities- July 1, 2012; Intermediate Municipal Bond Composite—January 1, 1983 through March 31, 2010; Intermediate Diversified Municipal Fund – April 1, 2010; Bernstein Tax-Managed International Fund—July 1, 1992; Emerging Markets Fund—January 1, 1996; AllianceBernstein Institutional REIT Fund—July 1, 2001 (The AllianceBernstein Institutional REIT Fund was removed from the simulation on December 31, 2008); DAA Overlay— April 1, 2010; Alliance Bernstein Multi Manager Alternative Fund—October 1, 2012. The portfolio was rebalanced quarterly through December 31, 2005; monthly thereafter. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account. No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.

Assets Under Management – 3Q13

($ billions)

	At September 30, 2013				At Jun 30, 2013
	Institutions	Retail	Private Client	Total	Total
Equity					
Actively Managed	$ 30	$ 38	$ 33	$ 101	$ 96
Passive	19	26	1	46	45
Total Equity	49	64	34	147	141
Fixed Income					
Taxable	146	64	10	220	219
Tax-Exempt	1	9	19	29	30
Passive [1]	-	9	-	9	8
Total Fixed Income	147	82	29	258	257
Other [2]	31	4	5	40	37
Total	$ 227	$ 150	$ 68	$ 445	$ 435

	At Jun 30, 2013			
Total	$ 224	$ 145	$ 66	$ 435

[1] Includes index, enhanced index and factor-based strategies.

[2] Includes asset allocation services and certain other alternative investments.

Three Months Ended 9/30/13: AUM Roll-Forward by Distribution Channel

In US $ Billions **Investment Service:**	**Beginning of Period**	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	Investment Performance	Net Change	**End of Period**
Institutions								
US	**111.4**	1.6	(0.6)	(2.3)	(1.3)	1.4	0.1	**111.5**
Global and Non-US	**112.5**	2.9	(2.0)	(3.1)	(2.2)	5.5	3.3	**115.8**
Total Institutions	**223.9**	4.5	(2.6)	(5.4)	(3.5)	6.9	3.4	**227.3**
Retail								
US	**57.4**	7.0	(2.6)	(1.0)	3.4	3.0	6.4	**63.8**
Global and Non-US	**87.0**	5.4	(8.7)	(0.7)	(4.0)	3.0	(1.0)	**86.0**
Total Retail	**144.4**	12.4	(11.3)	(1.7)	(0.6)	6.0	5.4	**149.8**
Private Client								
US	**47.0**	1.1	(1.4)	(0.7)	(1.0)	1.2	0.2	**47.2**
Global and Non-US	**19.3**	0.7	(0.6)	0.2	0.3	1.3	1.6	**20.9**
Total Private Client	**66.3**	1.8	(2.0)	(0.5)	(0.7)	2.5	1.8	**68.1**
Firmwide								
US	**215.8**	9.7	(4.6)	(4.0)	1.1	5.6	6.7	**222.5**
Global and Non-US	**218.8**	9.0	(11.3)	(3.6)	(5.9)	9.8	3.9	**222.7**
Total Firmwide	**434.6**	18.7	(15.9)	(7.6)	(4.8)	15.4	10.6	**445.2**

Three Months Ended 9/30/13: AUM Roll-Forward by Investment Service

In US $ Billions **Investment Service:**	**Beginning of Period**	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	Investment Performance	Net Change	**End of Period**
Equity Active								
US	**47.5**	3.1	(2.0)	(0.9)	0.2	3.6	3.8	**51.3**
Global and Non-US	**48.7**	1.2	(2.8)	(1.7)	(3.3)	4.0	0.7	**49.4**
Total Equity Active	**96.2**	4.3	(4.8)	(2.6)	(3.1)	7.6	4.5	**100.7**
Equity Passive[1]								
US	**30.9**	1.5	-	(0.8)	0.7	1.8	2.5	**33.4**
Global and Non-US	**13.5**	0.6	-	(2.5)	(1.9)	1.2	(0.7)	**12.8**
Total Equity Passive[1]	**44.4**	2.1	-	(3.3)	(1.2)	3.0	1.8	**46.2**
Total Equity	**140.6**	6.4	(4.8)	(5.9)	(4.3)	10.6	6.3	**146.9**
Fixed Income - Taxable								
US	**100.9**	2.7	(1.2)	(2.3)	(0.8)	-	(0.8)	**100.1**
Global and Non-US	**118.5**	6.8	(8.1)	(0.7)	(2.0)	2.8	0.8	**119.3**
Total Fixed Income - Taxable	**219.4**	9.5	(9.3)	(3.0)	(2.8)	2.8	-	**219.4**
Fixed Income - Tax-Exempt								
US	**29.9**	1.2	(1.3)	(0.4)	(0.5)	-	(0.5)	**29.4**
Global and Non-US	**-**	-	-	-	-	-	-	**-**
Total Fixed Income - Tax-Exempt	**29.9**	1.2	(1.3)	(0.4)	(0.5)	-	(0.5)	**29.4**
Fixed Income Passive[1]								
US	**3.3**	0.7	-	0.3	1.0	-	1.0	**4.3**
Global and Non-US	**4.9**	0.2	(0.2)	(0.1)	(0.1)	0.2	0.1	**5.0**
Total Fixed Income Passive[1]	**8.2**	0.9	(0.2)	0.2	0.9	0.2	1.1	**9.3**
Total Fixed Income	**257.5**	11.6	(10.8)	(3.2)	(2.4)	3.0	0.6	**258.1**
Other[2]								
US	**3.3**	0.5	(0.1)	0.1	0.5	0.2	0.7	**4.0**
Global and Non-US	**33.2**	0.2	(0.2)	1.4	1.4	1.6	3.0	**36.2**
Total Other[2]	**36.5**	0.7	(0.3)	1.5	1.9	1.8	3.7	**40.2**
Firmwide								
US	**215.8**	9.7	(4.6)	(4.0)	1.1	5.6	6.7	**222.5**
Global and Non-US	**218.8**	9.0	(11.3)	(3.6)	(5.9)	9.8	3.9	**222.7**
Total Firmwide	**434.6**	18.7	(15.9)	(7.6)	(4.8)	15.4	10.6	**445.2**

(1)Includes index, enhanced index and factor-based strategies. (2)Includes asset allocation services and certain other alternative investments.

AUM by Region

As of September 30, 2013

Institutions


NA ex US 4%
Other 1%
United Kingdom 5%
Asia ex Japan 6%
Japan 12%
US 58%
EMEA 14%

$227.3B

Retail


Other 3%
Japan 6%
EMEA 10%
US 59%
Asia ex Japan 22%

$149.8B

By client domicile

Third Quarter 2013 Adjusted Advisory Fees

In US Dollars

	3Q 2013	2Q 2013	% Δ	3Q 2012	% Δ
Ending AUM ($ Billions)	**$445**	**$435**	**2%**	**$419**	**6%**
Average AUM ($ Billions)	**$440**	**$446**	**(1%)**	**$411**	**7%**
By Fee Type ($ Millions):					
Adjusted Base Fees	$449	$454	(1%)	$424	6%
Adjusted Performance Fees	1	5	(80%)	22	(95%)
Total	**$450**	**$459**	**(2%)**	**$446**	**1%**
Adjusted Base Fees By Channel ($ Millions):					
Institutions	$102	$100	2%	$102	0%
Retail	203	209	(3%)	179	13%
Private Client	144	145	(1%)	143	1%
Total	**$449**	**$454**	**(1%)**	**$424**	**6%**

Third Quarter 2013 GAAP Income Statement

In US dollar millions (except EPU)	3Q 2013	2Q 2013	% Δ	3Q 2012	% Δ
Net Revenues	$ 706	$ 734	(4%)	$ 708	(0%)
Operating Expenses	597	597	0%	764	(22%)
Operating Income (Loss)	109	137	(20%)	(56)	n/m
Net Income (Loss) Attributable to AB Unitholders	100	121	(17%)	(44)	n/m
AB Holding GAAP Diluted Net Income (Loss) per Unit	**$0.32**	**$0.40**	**(20%)**	**($0.23)**	**n/m**
AB Holding Distribution Per Unit	**$0.40**	**$0.41**	**(2%)**	**$0.36**	**11%**

Please refer to pages 37-39 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded to the nearest million

Consolidated Balance Sheet

In US $ Millions

Assets	September 30, 2013		December 31, 2012	
Cash and cash equivalents	$	607	$	627
Cash and securities, segregated		834		1,551
Receivables, net		1,552		1,616
Investments:				
Long-term incentive compensation-related		115		123
Other		550		610
Goodwill		2,954		2,954
Intangible assets, net		153		169
Deferred sales commissions, net		75		96
Other (incl. furniture & equipment, net)		354		369
Total Assets	**$**	**7,194**	**$**	**8,115**

Liabilities and Capital	September 30, 2013		December 31, 2012	
Liabilities:				
Payables	$	1,954	$	3,005
Accounts payable and accrued expenses		524		499
Accrued compensation and benefits		639		485
Debt		163		323
Total Liabilities		**3,280**		**4,312**
Partners' capital attributable to AllianceBernstein Unitholders		3,869		3,760
Non-controlling interests in consolidated entities		45		43
Total Capital		**3,914**		**3,803**
Total Liabilities and Capital	**$**	**7,194**	**$**	**8,115**

Consolidated Statement of Cash Flows

In US $ Millions

		Nine Months Ended	
		Sept. 30, 2013	Sept. 30, 2012
Net Income		$ 341	$ 119
Non-cash items:	Amortization of deferred sales commissions	32	29
	Amortization of non-cash long-term incentive compensation	13	12
	Depreciation and other amortization	46	60
	Unrealized (gains) on long-term incentive compensation-related investments	(11)	(15)
	Unrealized (gains) on consolidated venture capital fund	(21)	(13)
	Unrealized (gains) on other investments	(5)	(36)
	Real estate asset write-off charges	4	33
	Other, net	(5)	-
Changes in assets and liabilities		88	343
Net cash provided by operating activities		**482**	**532**
Purchases of investments		(8)	-
Purchases of furniture, equipment, and leasehold improvements		(13)	(15)
Proceeds from sales of furniture, equipment, and leasehold improvements		-	3
Net cash used in investing activities		**(21)**	**(12)**
(Repayment) of commercial paper, net		(181)	(205)
Proceeds from bank loan		20	-
Increase (decrease) in overdrafts payable		40	(1)
Distributions to General Partner and Unitholders		(338)	(207)
Distributions to non-controlling interests in consolidated entities		(4)	(10)
Capital contributions from general partner		2	3
Capital contributions from Holding		3	-
Additional investments by Holding from distributions paid to AllianceBernstein consolidated rabbi trust		12	6
Additional investments by Holding with proceeds from exercise of compensatory options to buy Holding Units		14	-
Purchases of Holding Units to fund long-term incentive compensation plan awards, net		(45)	(135)
Other, net		-	(5)
Net cash used in financing activities		**(477)**	**(554)**
Effect of exchange rate changes on cash and cash equivalents		(4)	6
Net (decrease) in cash and cash equivalents		(20)	(28)
Cash and cash equivalents at the beginning of period		627	639
Cash and cash equivalents at the end of period		**$ 607**	**$ 611**

AllianceBernstein Holding Financial Results

In US $ Millions (excluding per unit amounts)

	3Q 2013	2Q 2013	% Δ	3Q 2012	% Δ
AllianceBernstein					
Net Income (Loss) Attributable to AllianceBernstein	$100	$121	(17%)	($44)	n/m
Weighted Average Equity Ownership Interest	34.5%	37.6%		37.5%	
AllianceBernstein Holding					
Equity in Net Income (Loss) Attributable to AllianceBernstein	$35	$45	(22%)	($16)	n/m
Income Taxes	5	5	0%	7	(29%)
Net Income (Loss)	**$30**	**$40**	**(25%)**	**($23)**	**n/m**
Diluted Net Income (Loss) Per Unit, GAAP basis	**$0.32**	**$0.40**	**(20%)**	**($0.23)**	**n/m**
Distributions Per Unit	**$0.40**	**$0.41**	**(2%)**	**$0.36**	**11%**
Adjusted Diluted Net Income Per Unit	**$0.40**	**$0.41**	**(2%)**	**$0.36**	**11%**

Please refer to pages 37-39 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded to the nearest million

AllianceBernstein Adjusted Earnings Reconciliation

$ thousands, unaudited	Three Months Ended 9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12
Net Revenues, GAAP basis	**$ 706,078**	**$ 734,275**	**$ 709,122**	**$ 704,607**	**$ 708,158**	**$ 642,163**
Exclude:						
Long-term incentive compensation-related investment (gains) losses	(5,284)	(818)	(6,029)	(2,385)	(6,374)	7,619
Long-term incentive compensation-related dividends and interest	(210)	(196)	(269)	(1,222)	(300)	(344)
90% of consolidated venture capital fund investment losses (gains)	(1,588)	(6,602)	1,220	2,027	3,634	907
Distribution-related payments	(101,368)	(111,386)	(109,280)	(106,322)	(94,779)	(86,120)
Amortization of deferred sales commissions	(10,363)	(10,325)	(11,074)	(11,167)	(10,658)	(10,171)
Pass-through fees & expenses	(7,509)	(7,022)	(6,868)	(7,737)	(25,617)	(7,917)
Adjusted Net Revenues	**$ 579,756**	**$ 597,926**	**$ 576,822**	**$ 577,801**	**$ 574,064**	**$ 546,137**
Operating Income (Loss), GAAP basis	**$ 108,618**	**$ 136,654**	**$ 124,198**	**$ 78,194**	**$ (55,821)**	**$ 78,747**
Exclude:						
Long-term incentive compensation-related investment (gains) losses	(5,284)	(818)	(6,029)	(2,385)	(6,374)	7,619
Long-term incentive compensation-related dividends and interest	(210)	(196)	(269)	(1,222)	(300)	(344)
Long-term incentive compensation-related mark-to-market vesting expense (credit)	5,136	408	5,605	1,892	5,986	(7,030)
Long-term incentive compensation-related dividends and interest expense	266	928	722	1,145	582	711
Net impact of long-term incentive compensation-related items	(92)	322	29	(570)	(106)	956
Real estate charges	24,125	1,935	638	38,896	168,086	6,787
Sub-total of non-GAAP adjustments	24,033	2,257	667	38,326	167,980	7,743
Less: Net income (loss) of consolidated entities attributable to non-controlling interests	1,413	6,376	(1,485)	(2,300)	(4,003)	(1,276)
Adjusted Operating Income	**$ 131,238**	**$ 132,535**	**$ 126,350**	**$ 118,820**	**$ 116,162**	**$ 87,766**
Operating Margin, GAAP basis excl. non-controlling interests	**15.2%**	**17.7%**	**17.7%**	**11.4%**	**n/m**	**12.5%**
Adjusted Operating Margin	**22.6%**	**22.2%**	**21.9%**	**20.6%**	**20.2%**	**16.1%**

AllianceBernstein Holding Adjusted Earnings Reconciliation

$ thousands except per Unit amounts, unaudited	Three Months Ended 9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12
Net Income (Loss) - Diluted, GAAP basis	**$ 29,706**	**$ 40,617**	**$ 38,474**	**$ 26,192**	**$ (23,142)**	**$ 21,339**
Impact on net income of AllianceBernstein non-GAAP adjustments	7,919	840	214	13,573	59,589	2,838
Adjusted Net Income - Diluted	**$ 37,625**	**$ 41,457**	**$ 38,688**	**$ 39,765**	**$ 36,447**	**$ 24,177**
Diluted Net Income (Loss) per Holding Unit, GAAP basis	**$ 0.32**	**$ 0.40**	**$ 0.38**	**$ 0.26**	**$ (0.23)**	**$ 0.21**
Impact of AllianceBernstein non-GAAP adjustments	0.08	0.01	-	0.14	0.59	0.03
Adjusted Diluted Net Income per Holding Unit	**$ 0.40**	**$ 0.41**	**$ 0.38**	**$ 0.40**	**$ 0.36**	**$ 0.24**

AllianceBernstein Adjusted Financial Results Reconciliation

AllianceBernstein L.P.

Notes to Condensed Consolidated Statements of Income and Supplemental Information

(Unaudited)

Adjusted Net Revenues

Adjusted net revenues exclude investment gains and losses and dividends and interest on long-term incentive compensation-related investments, and 90% of the investment gains and losses of our consolidated venture capital fund attributable to non-controlling interests. In addition, adjusted net revenues offset distribution-related payments to third parties as well as amortization of deferred sales commissions against distribution revenues. We believe the offset of distribution-related payments from net revenues is useful for our investors and other users of our financial statements because such presentation appropriately reflects the nature of these costs as pass-through payments to third parties who perform functions on behalf of our sponsored mutual funds and/or shareholders of these funds. We offset amortization of deferred sales commissions against net revenues because such costs, over time, essentially offset our distribution revenues. We also exclude additional pass-through expenses we incur (primarily through our transfer agency) that are reimbursed and recorded as fees in revenues. During the third quarter of 2012, we offset sub-advisory payments to third parties against performance-based fees earned on the Public-Private Investment Program (PPIP) fund we managed. These fees have no impact on operating income, but they do have an impact on our operating margin. As such, we exclude these fees from adjusted net revenues.

Adjusted Operating Income

Adjusted operating income represents operating income on a GAAP basis excluding (1) the impact on net revenues and compensation expense of the mark-to-market gains and losses (as well as the dividends and interest) associated with employee long-term incentive compensation-related investments, (2) real estate charges and (3) the net income or loss of consolidated entities attributable to non-controlling interests.

Prior to 2009, a large proportion of employee compensation was in the form of long-term incentive awards that were notionally invested in AllianceBernstein investment services and generally vested over a period of four years. AllianceBernstein economically hedged the exposure to market movements by purchasing and holding these investments on its balance sheet. All such investments have vested as of year-end 2012 and the investments have been distributed to the participants, except for those investments with respect to which the participant elected a long-term deferral. The investments' appreciation or depreciation is recorded within investment gains and losses on the income statement, as well as increasing or decreasing compensation expense. Because this plan is economically hedged, management believes it is useful to reflect the offset achieved from hedging the investments' market exposure in the calculation of adjusted operating income and adjusted operating margin. The non-GAAP measures exclude gains and losses and dividends and interest on long-term incentive compensation-related investments included in revenues and compensation expense.

Real estate charges have been excluded because they are not considered part of our core operating results when comparing financial results from period to period and to industry peers.

Most of the net income or loss of consolidated entities attributable to non-controlling interests relates to the 90% limited partner interests held by third parties in our consolidated venture capital fund. We own a 10% limited partner interest in the fund. Because we are the general partner of the venture capital fund and are deemed to have a controlling interest, U.S. GAAP requires us to consolidate the financial results of the fund. However, recognizing 100% of the gains or losses in operating income while only retaining 10% is not reflective of our underlying financial results at the operating income level. As a result, we are excluding the 90% limited partner interests we do not own from our adjusted operating income. Similarly, net income of joint ventures attributable to non-controlling interests, although not significant, is excluded because it does not reflect the economic interest attributable to AllianceBernstein.

Adjusted Operating Margin

Adjusted operating margin allows us to monitor our financial performance and efficiency from period to period and to compare our performance to industry peers without the volatility noted above in our discussion of adjusted operating income. Adjusted operating margin is derived by dividing adjusted operating income by adjusted net revenues.

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